                                                                EXHIBIT 10(i)(3)

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is made and entered into as of the 14th day of May, 1997, by and among CB Commercial Real Estate Services Group, Inc., a Delaware corporation (the "Company") and FS Equity Partners III, L.P.; FS Equity Partners International, L.P. (collectively, "FS"); AP KMS Partners, L.P.; AP KMS II, LLC (collectively "Apollo"); Raymond E. Wirta, Koll Holding Company and William S. Rothe, Jr. (collectively with FS and Apollo, the "Koll Shareholders").

                                    RECITALS

     WHEREAS, pursuant to that certain Agreement and Plan of Reorganization dated as of May 14, 1997 (the "Merger Agreement") among the Company, Koll Real Estate Services, a Delaware corporation ("KRES"), CBC Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of CBC ("Acquisition Corporation") and the other parties thereto, Acquisition Corporation will be merged with and into KRES (the "Merger") in a transaction in which issued and outstanding shares of capital stock of KRES (the "KRES Stock") will be exchanged for shares of Common Stock, $.01 par value, of CBC (the "CBC Common Stock") and warrants exercisable with respect to CBC Common Stock (the "Warrants") on the terms and conditions contained in the Merger Agreement;

     WHEREAS, in connection with the Merger, the Company and the Koll Shareholders desire to provide for certain rights of the Koll Shareholders with respect to the registration of the shares of CBC Common Stock issued to them pursuant to the Merger;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:


                                   SECTION 1

                              Registration Rights
                              -------------------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the meanings set forth below:

          (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (c) "First 1998 Requested Registration" means the first request for registration from the 1998 Initiating Koll Shareholders pursuant to Section 1.2(a) hereof during the 1998 Registration Period.

          (d) "First Fiscal Quarter" means the first fiscal quarter of the Company during any fiscal year, including the first fiscal quarters of each of the 1998, 1999 and 2000-2002 Registration Periods.

          (e) "Fiscal Year End Financial Information" means, for each fiscal year of the Company, the year-end financial statements of the Company and any consolidated or significant subsidiaries, together with their respective supporting schedules and notes (including the audited consolidated balance sheets, consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders' equity (deficit) as of the close of such fiscal year), together with the report of its independent public accountants thereon, in each case for such fiscal year of the Company.

          (f) "1998 Koll Shareholder" means any Koll Shareholder who holds Registrable Securities at the time during the 1998 Registration Period a request for registration is made pursuant to Section 1.2(a) hereof.

          (g) "1999 Koll Shareholder" means any Koll Shareholder who holds Registrable Securities at the time during the 1999 Registration Period a request for registration is made pursuant to Section 1.2(a) hereof.

          (h) "2000-2002 Koll Shareholder" means any Koll Shareholder who holds Registrable Securities at the time during the 2000-2002 Registration Period a request for registration is made pursuant to Section 1.2(a) hereof.

          (i) "Holder" means any Koll Shareholder and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been validly transferred in compliance with Section 1.8 hereof.

          (j) "1998 Initiating Koll Shareholders" means any 1998 Koll Shareholder(s) who in the aggregate hold not less than the respective Threshold Amount of outstanding Registrable Securities.

          (k) "1999 Initiating Koll Shareholders" means any 1999 Koll Shareholder(s) who in the aggregate hold not less than the respective Threshold Amount of outstanding Registrable Securities.

          (l) "2000-2002 Initiating Koll Shareholders" means any 2000-2002 Koll Shareholder(s) who in the aggregate hold not less than the respective Threshold Amount of outstanding Registrable Securities.

          (m) "Other Prior Registrable Shares" means other shares of CBC Common Stock (including shares of CBC Common Stock issued upon conversion of shares of any currently issued or unissued series of Preferred Stock of the Company and any CBC Common Stock issued as a dividend or other distribution with respect to or in exchange therefor or in replacement thereof), in each case with respect to which registration rights have been granted prior to the date of the Merger Agreement; provided however, that "Other Prior Registrable Shares" shall not
           -------- -------
include Registrable Securities.

          (n) "Other Shares" means Other Prior Registrable Shares and Other Subsequent Registrable Shares.

          (o) "Other Shareholders" means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          (p) "Other Subsequent Registrable Shares" means other securities of the Company (including shares of CBC Common Stock issued or issuable upon conversion of shares of any currently issued or unissued series of Preferred Stock of the Company) with respect to which registration rights are granted after the date of the Merger Agreement; provided, however, that "Other
                                        --------  -------
Subsequent Registrable Shares" shall not include Registrable Securities.

          (q) "Registrable Securities" means (i) shares of CBC Common Stock acquired by all of the Koll Shareholders together in connection with the Merger and shares of CBC Common Stock issuable pursuant to exercise of the Warrants acquired by all of the Koll Shareholders together in connection with the Merger and (ii) any shares of CBC Common Stock that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor; provided, however, that Registrable
                                   --------  -------
Securities shall not include (x) any shares of CBC Common Stock which have previously been registered pursuant to this Agreement or which have been sold either pursuant to a registration statement effected pursuant to this Agreement or pursuant to Rule 144 or (y) any shares of CBC Common Stock acquired other than pursuant to the Merger or the exercise of the Warrants.

          (r) "1998 Registration Period" means the period beginning on the first day of the Company's 1998 fiscal year and ending on the last day of the Company's 1998 fiscal year.

          (s) "1999 Registration Period" means the period beginning on the first day of the Company's 1999 fiscal year and ending on the last day of the Company's 1999 fiscal year.

          (t) "2000-2002 Registration Period" means (i) the period beginning on the first day of the Company's 2000 fiscal year and ending on the last day of the Company's 2000 fiscal year, (ii) the period beginning on the first day of the Company's 2001 fiscal year and ending on the last day of the Company's 2001 fiscal year and (iii) the period beginning on the first day of the Company's 2002 fiscal year and ending on the last day of the Company's 2002 fiscal year.

          (u) "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and shall not include fees and disbursements of counsel for the Holders.

          (v) "Remainder Apollo Registrable Securities" means the number of Registrable Securities, not to exceed 200,000 shares of CBC Common Stock, held by Apollo at the time of the First 1998 Requested Registration which were excluded from the First 1998 Requested Registration pursuant to Section 1.2(f) hereof and therefore not registered pursuant to the First 1998 Requested Registration.

          (w) "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (x) "Rule 145" means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (y) "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (z) "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Koll Shareholder.

          (aa) "Supplemental Apollo Demand Registration" means the registration provided for in Section 1.2(b) hereof.

          (bb) "Threshold Amount" means (A) with respect to the first request from the 1998 Initiating Koll Shareholders at any time during the 1998 Registration Period pursuant to Section 1.2 (a) hereof, not less than 500,000 shares of the outstanding Registrable Securities (as adjusted for any stock dividends, combinations or splits with respect to such shares) acquired by the 1998 Koll Shareholders in connection with the Merger and as of the effective time of the Merger and (B) with respect to all other requests for registration pursuant to Section 1.2 hereof other than the Supplemental Apollo Demand Registration, means (i) fifty percent (50%) of the then outstanding Registrable Securities acquired by all of the Koll Shareholders together in connection with the Merger and as of the effective time of the Merger; provided, however, in the
                                                       --------  -------
case of this clause (B) such 50% constitutes at least 750,000 of the outstanding Registrable Securities acquired by all of the Koll Shareholders together in connection with the Merger and as of the effective time of the Merger (as adjusted for any stock dividends, combinations or splits with respect to such shares) and (ii) in the case of clause (B) in the event that less than 750,000 Registrable Securities are outstanding at any time, the entire balance of the Registrable Securities held by all of the Koll Shareholders.

          1.2  Requested Registration.
               ----------------------

          (a)  Request for Registration. Other than the Supplemental Apollo
               ------------------------
Demand Registration provided for below, if the Company shall receive from the 1998 Initiating Koll Shareholders at any time during the 1998 Registration Period or from the 1999 Initiating Koll Shareholders at any time during the 1999 Registration Period or from the 2000-2002 Initiating Koll Shareholders at any time during the 2000-2002 Registration Period a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

               (i) promptly give written notice of the proposed registration to all other 1998 Koll Shareholders (in the case of a request by the 1998 Initiating Koll Shareholders), to all other 1999 Koll Shareholders (in the case of a request by the 1999 Initiating Koll Shareholders) or to all other 2000-2002 Koll Shareholders (in the case of a request by the 2000-2002 Initiating Koll Shareholders; and

               (ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any 1998 Koll Shareholders in the case of the 1998 Registration Period, 1999 Koll Shareholders in the case of the 1999 Registration Period or 2000-2002 Koll Shareholders in the case of the 2000-2002 Registration Period joining in such request as are specified in a written request received by the Company within ten (10) days after such written notice from the Company is mailed or delivered; provided, however, that notwithstanding anything to
                          --------  -------
     the contrary contained in this Agreement or otherwise the Company shall not be obligated pursuant to any provision of this Agreement to cause any registration statement to become effective until a date as soon as reasonably practicable after the end of its First Fiscal Quarter as the Year End Financial Information for the Company's preceding fiscal year has been prepared and is available to be included or incorporated by reference in such registration statement and any related prospectus in accordance with the Securities Act and the rules and guidelines of the Commission.

          (b)  Supplemental Apollo Demand Registration. In the event (i) the
               ---------------------------------------
Company receives a First 1998 Requested Registration prior to the end of its first fiscal quarter for 1998 in which all Registrable Securities held by Apollo request to be and are included in such registration and underwriting, and (ii) the representative of the underwriters of the First 1998 Requested Registration advises the 1998 Initiating Koll Shareholders pursuant to Section 1.2(f) hereof that marketing factors require a limitation on the number of shares to be underwritten, and (iii) as a result of such marketing factors the number of Registrable Securities held by Apollo and requested to be included in the First 1998 Requested Registration is limited from inclusion in such registration and underwriting in connection with the First 1998 Requested Registration, then upon a written request by Apollo to the Company within thirty (30) days after the closing of the First 1998 Requested Registration (the "Supplemental Demand Notice"), the Company shall use its best efforts to prepare and file with the Commission as soon as practicable after receipt of such request a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering up to 200,000 shares of CBC Common Stock which constitute the Remainder Apollo Registrable Securities. The offering pursuant to the registration statement filed pursuant to this Section 1.2(b) shall not be underwritten, and Apollo shall not enter into an underwriting agreement to effect the offer and sale of Registrable Securities pursuant to this Section 1.2(b). The registration provided for in this Section 1.2(b) shall be referred to herein as the "Supplemental Apollo Demand Registration".

          (c) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) With respect to the Supplemental Apollo Demand Registration pursuant to Section 1.2(b), after the Company has initiated one such registration and, with respect to any registration pursuant to Section 1.2(a) during the 1998 Registration Period, after the Company has initiated two such registrations during the 1998 Registration Period and, with respect to any registration during the 1999 Registration Period, after the Company has initiated two such registrations during the 1999 Registration Period pursuant to Section 1.2(a) (counting for these purposes registrations which have been withdrawn by Apollo or the 1998 or 1999 Koll Shareholders, as the case may be, or as to which Apollo or the respective 1998 or 1999 Koll Shareholders have not elected to bear the Registration Expenses pursuant to Section 1.4 hereof and would, absent such election, have been required to bear such expenses);

                    (C) With respect to any registration during the 2000-2002 Registration Period, after the Company has initiated two such registrations during the 2000-2002 Registration Period pursuant to
          Section 1.2(a) (counting for these purposes registrations which have been withdrawn by the 2000-2002 Koll Shareholders as to which the 2000-2002 Koll Shareholders have not elected to bear the Registration Expenses pursuant to Section 1.4 hereof and would, absent such election, have been required to bear such expenses);

                    (D) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration, provided the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (E) Other than in connection with the Supplemental Apollo Demand Registration, if the 1998 Initiating Koll Shareholders, the 1999 Initiating Koll Shareholders or the 2000-2002 Initiating Koll Shareholders, as the case may be, do not request that such offering be firmly underwritten by underwriters selected by the respective 1998, 1999, or 2000-2002 Initiating Koll Shareholders, respectively (subject in each case to the consent of the Company, which consent will not be unreasonably withheld);

                    (F) Other than in connection with the Supplemental Apollo Demand Registration, if the Company and the respective 1998, 1999 or 2000-2002 Initiating Koll Shareholders are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer; or

                    (G) With respect to Registrable Securities held by Apollo or any subsequent Holder of Registrable Securities held by Apollo, at any time after the Apollo Termination Date (as defined in Section 1.12(b) hereof).

     It is the intention of the parties that the registration and other rights provided for by Sections 1.2 and 1.4 hereof shall not accumulate or aggregate, so that if the respective 1998, 1999 or 2001-2002 Koll Shareholders request that the Company initiate less than two requested registrations during the 1998 Registration Period, less than two requested registrations during the 1999 Registration Period or less than two requested registrations during the 2000-2002 Registration Period, the right of the respective Koll Shareholders to request that the Company effect any registration during the respective registration period during which such shareholder is entitled to request registration (and any obligation of the Company to bear Registration Expenses pursuant to Section 1.4) shall expire for each such registration period and shall not cumulate or carry over into any successive registration period.

          (d) Subject to the foregoing clauses (A) through (G) and further subject to Section 1.2(a)(ii), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the respective 1998, 1999 or 2000-2002 Initiating Koll Shareholders in the case of requests for registration pursuant to Section 1.2(a) hereof and shall file a registration statement covering up to 200,000 shares of CBC Common Stock which constitute Remainder Apollo Registrable Securities so requested to be registered by Apollo as soon as reasonably practicable after receipt of a request by Apollo pursuant to Section 1.2(b) hereof; provided,
                                   --------
however, that in each case if in the good faith judgment of the Acquisitions and
-------
Investment Committee of the Board of Directors of the Company, any such registration would be seriously detrimental to the Company and the Acquisitions and Investment Committee of the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time (the "Deferral Period"), then the Company shall have the right to defer such filing (except as provided in clause (D) above) for a period of not more than 60 days after receipt of the request of the respective 1998, 1999 or 2000-2002 Initiating Holders (in the case of registrations pursuant to
Section 1.2(a) hereof) or receipt of the request by Apollo pursuant to Section 1.2(b) hereof (in the case of the Supplemental Apollo Demand Registration), and the applicable 1998 Registration Period, 1999 Registration Period and the 2000-2002 Registration Period shall be extended for a period of time equal to such Deferral Period; provided further, however that such extension shall not result
                 -------- -------  -------
in the Company's being required to cause a registration statement to become effective during any First Fiscal Quarter. In addition to the foregoing, in the case of the Supplemental Apollo Demand Registration, in the event that, in the judgment of the Acquisitions and Investment Committee of the Board of Directors of the Company, it is advisable to suspend use of the prospectus relating to such registration statement for a period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Acquisitions and Investment Committee of the Board of Directors of the Company in good faith believes public disclosure would be materially prejudicial to the Company, then the Acquisitions and Investment Committee of the Board of Directors of the Company shall deliver a certificate to Apollo or any Holder of Apollo's Registrable Securities to the effect of the foregoing and, upon receipt of such certificate, Apollo or such Holders agree not to dispose of any Registrable Securities covered by such registration statement or prospectus; provided, however, that such deferral
                                      --------  -------
period shall be no longer than 60 days and the Supplemental Registration Expiration Date (as defined in Section 1.5(a) hereof) shall be extended for a period of time equal to such deferral period (but shall not result in the Company's being required to cause such registration statement to become effective during any First Fiscal Quarter).

     The registration statement filed pursuant to the request of the respective 1998, 1999 or 2000-2002 Initiating Koll Shareholders may pursuant to Section 1.2(a) hereof, subject to the provisions of Sections 1.2(d) and 1.10 hereof, include other shares of CBC Common Stock (including Other Prior Registrable Shares), with respect to which registration rights have been granted (whether prior to or after the date of this Agreement), and may include CBC Common Stock being sold for the account of the Company, but shall not include any type of security other than CBC Common Stock.

          (e)  Underwriting.  Other than pursuant to the Supplemental Apollo
               ------------
Demand Registration, the right of any 1998 Koll Shareholder, 1999 Koll Shareholder or 2000-2002 Koll Shareholder to registration pursuant to Section
1.2 shall be conditioned upon such holder's participation in the firmly underwritten offering and the inclusion of such holder's Registrable Securities in the underwriting.

          (f)  Procedures.  If the Company shall request inclusion in any
               ----------
registration pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2(a) pursuant to registration rights granted prior to or after the date of this Agreement, the 1998, 1999 or 2000-2002 Initiating Koll Shareholders, as the case may be, shall offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.9). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the 1998, 1999 or 2000-2002 Initiating Koll Shareholders, as the case may be, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the 1998, 1999 or 2000-2002 Initiating Koll Shareholders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.10 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or (as the case may be) the 1998, 1999 or 2000-2002 Initiating Koll Shareholders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(f), then the Company shall offer to all holders who have retained rights to include shares of CBC Common Stock in the registration the right to include additional shares of CBC Common Stock in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such 1998, 1999 or 2000-2002 Koll Shareholders requesting additional inclusion in accordance with Section 1.10.

          1.3  Company Registration.
               --------------------

          After December 31, 1997, if (but without any obligation to do so) the Company shall determine to register any CBC Common Stock for its own account or for the account of any entity exercising registration rights in connection with a firmly underwritten public offering solely of such CBC Common Stock and solely for cash (other than pursuant to (i) Section 1.2 hereof, including the Supplemental Apollo Registration, (ii) a registration relating to an employee benefit plan (other than an underwritten registration of the resale of shares of capital stock held within the Company's Capital Accumulation Plan), a dividend or interest reinvestment plan or other similar plan, (iii) a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a reclassification, merger, consolidation or acquisition,
(iv) a registration on any registration form that does not permit secondary sales or (v) a registration relating to shares of CBC Common Stock issued or issuable upon the exercise of rights, options or warrants to acquire CBC Common Stock or upon the conversion or exchange of indebtedness, shares of capital stock or other securities other than CBC Common Stock in connection with anti-takeover measures or transactions by the Company), the Company will:

               (i) promptly give to each 1998, 1999 or 2000-2002 Koll Shareholder written notice thereof; and

               (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any 1998, 1999 or 2000-2002 Koll Shareholder and received by the Company within fifteen (15) days after the Company provides the written notice described in clause (i) above. Such written request may specify all or a part of a 1998, 1999 or 2000-2002 Koll Shareholder's Registrable Securities.

          (b)  Underwriting.  If the registration with respect to which the
               ------------
Company gives notice
is for a registered public offering involving an underwriting, the Company shall so advise the 1998, 1999 or 2000-2002 Koll Shareholders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of any 1998, 1999 or 2000-2002 Koll Shareholder to registration pursuant to this
Section 1.3 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All Koll Shareholders proposing to distribute Registrable Securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten or offered or sold for the account or persons other than the Company, the representative may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company's shareholders (including the 1998, 1999 and 2000-2002 Koll Shareholders), or may exclude, to the extent so advised by the underwriters, such underwritten or other securities entirely from such registration. The Company shall so advise all holders of securities requesting registration pursuant to Section 1.3(a)(ii), and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.10(b). If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

       1.4  Expenses of Registration.  All Registration Expenses incurred in
            ------------------------
connection with any registration, qualification or compliance pursuant to
Section 1.3 hereof, the Supplemental Apollo Demand Registration pursuant to
Section 1.2(b) hereof and two registrations during each of the 1998 Registration Period, the 1999 Registration Period and the 2000-2002 Registration Period pursuant to Section 1.2(a) hereof, shall be borne by the Company. All Selling Expenses relating to securities so registered under Sections 1.2 (including the Supplemental Demand Registration) or 1.3 hereof shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

       1.5  Registration Procedures.  In the case of each registration effected
            -----------------------
by the Company pursuant to Section 1, the Company will use its best efforts to:

          (a) Keep such registration effective for a period of (i) ninety (90) days in the case of the First Requested Registration of the 1998 Initiating Koll Shareholders, (ii) in the case of the Apollo Supplemental Demand Registration, for a period equal to the earlier of the (x) the date when Apollo has completed the distribution described in the registration statement relating thereto or (y) a period of sixty (60) days (the "Supplemental Registration Expiration Date"), and (iii) sixty (60) days in the case of each other registration; provided,
                                                                  --------
however, that such 90-day and 60-day periods shall be extended for a period of
-------
time equal to the period the 1998, 1999 or 2000-2002 Koll Shareholders, as the case may be, refrain from selling any securities included in such registration at the request of an underwriter of Registrable Securities of the Company and the Supplemental Registration Expiration Date shall be extended during the period of time Apollo refrains from selling any securities included in the Supplemental Apollo Demand Registration at the request of the Company;

          (b) As soon as reasonably practicable, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

          (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a 1998, 1999 or 2000-2002 Koll Shareholder, as the case may be, or, in the case of the Supplemental Apollo Demand Registration, as Apollo, may reasonably request from time to time;

          (d) Notify each seller of Registrable Securities covered by such registration statement upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (e) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

          (f) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2(a) hereof, the Company will cooperate with the underwriter and Koll Shareholders participating in such registration and the Company and each Koll Shareholder participating in such registration will do such other acts and things as the other party may reasonably request to comply with the applicable provisions of the Securities Act and the rules and regulations of the Commission with respect to such registration statement and the disposition of the securities covered by such registration statement in an orderly and efficient manner.

          1.6  Indemnification.
               ---------------

          (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to Section 1 hereof, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) (collectively, "Losses") arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or registration statement incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act applicable to the Company and relating to action required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss; provided, however, that the Company will not be liable
                        --------  -------
in any such case to the extent that (i) any such Loss arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter expressly for use therein or (ii) the Company has advised such Holder of an event as a result of which the prospectus included in the registration statement covering any Registrable Securities, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and any such claim, loss, damage, liability or expense is caused by such Holder having offered or sold Registrable Securities notwithstanding such notice prior to receipt of a supplement or amended prospectus as may be necessary; provided
                                                                      --------
further, however, that the Company shall not be liable in any such case to the
-------  -------
extent that any such claim, loss, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if such Holder failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities to the person asserting such claim, loss, damage, liability or expense who purchased such Registrable Securities which are the subject thereof and provided further, that
                                                         -------- -------
the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and if, having previously been furnished by or on behalf of the Company, with copies of the prospectus as so amended or supplemented, such Holder thereafter fails to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such claim, loss, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Holder. It is agreed that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, furnish to the Company in writing such information as the Company reasonably requests for use in connection with any prospectus, preliminary prospectus, offering circular or registration statement, and will indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Shareholders, and each of their officers, directors, and partners, and each person controlling such Holder or Other Shareholders, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for inclusion therein; provided,
                                                               --------
however, that the obligations of such Holder hereunder shall not apply to
-------
amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that no indemnity by a Holder under this Section 1.6 (b) shall exceed the gross proceeds from the offering received by such Holder. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any prospectus, registration statement, offering circular or other document.

          (c) Each party entitled to indemnification under this Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which in demnity may be sought and, unless under applicable law or standards of conduct, there exists a conflict on any significant issue between any two or more Indemnified Parties or between an Indemnified Party and an Indemnifying Party which is a co-defendant in the proceeding and is represented by the same counsel, each Indemnified Party shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by a Holder in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

       1.7  Information by Holder.  Each Holder of Registrable Securities shall
            ---------------------
furnish to the Company such information regarding such Holder, the Registrable Securities held by it or him and the distribution proposed by such Holder as the Company may request in writing in connection with any registration, qualification, or compliance referred to in Section l.

       1.8  Transfer or Assignment of Registration Rights. The right to cause
            ---------------------------------------------
the Company to effect the Supplemental Apollo Demand Registration shall not be assigned or assignable by Apollo. The rights to cause the Company to register securities granted to a Koll Shareholder by the Company under Section 1 (other than the Supplemental Apollo Demand Registration) may be transferred or assigned by a Holder only to a transferee or assignee of not less than 250,000 shares of Registrable Securities (as constituted at the effective time of the Merger and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided, however, that (i) the Company is given
                             --------  -------
written notice prior to such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned,
(ii) the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement and, (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The Company, Apollo and FS shall reasonably cooperate with each other in connection with any proposed transfer or assignment of the rights to cause the Company to register securities under this Agreement by Apollo or FS to their respective limited partners and/or members; provided, however, that no
                                                     --------  -------
such transfer or assignment shall be effective without the prior written consent of the Company (which shall not unreasonably be withheld). For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership. All assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement.

       1.9  "Market Stand-Off" Agreement in Connection with an Underwritten
            ---------------------------------------------------------------
Public Offering. If requested by the Company and an underwriter of CBC Common
---------------
Stock (or other securities) of the Company in connection with a registration by the Company of CBC Common Stock or securities (other than indebtedness and other than preferred stock which is convertible into shares of CBC Common Stock) exercisable, convertible or exchangeable into shares of capital stock or other securities of the Company in an offering having aggregate proceeds of $20,000,000 or more to the Company, each Holder of at least five percent (5%) of Registrable Securities shall not sell or otherwise transfer or dispose of any Registrable Securities (or other securities) of the

Company held by such Holder (other than those included in the registration) during a reasonable and customary period of time (not to exceed 120 days) after the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that the obligations of Apollo (including but
                --------  -------
not limited to any restriction on sale, transfer or disposition of the Registrable Securities held by Apollo) under this Section 1.9 shall terminate one year after the Effective Time (as defined in the Merger Agreement). The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction.

     1.10  Allocation of Registration Opportunities.
           ----------------------------------------

     (a) Requested Registrations.  Except with respect to the Supplemental
         -----------------------
Apollo Demand Registration, in any circumstances of a requested registration pursuant to Section 1.2(a) hereof in which all of the Registrable Securities and Other Shares requested to be included in such registration on behalf of the Holders or Other Shareholders cannot be so included as a result of market limitations, as advised by the underwriter or otherwise pursuant to this Agreement or, with respect to Other Shares, other agreements between the Company and Other Shareholders, of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated as follows:

          (i) first, among the holders requesting inclusion of Registrable Securities and Other Prior Registrable Shares, pro rata on the basis of the number of Registrable Securities and Other Prior Registrable Shares that would be held by such holders, assuming conversion of any shares of capital stock and exercise of the Warrants; provided, however, that such allocation
                                         --------  -------
     shall not operate to reduce the aggregate number of Registrable Securities and Other Prior Registrable Shares to be included in such registration, if any such holder does not request inclusion of the maximum number of shares of Registrable Securities and Other Prior Registrable Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting holders of Registrable Securities and Other Prior Registrable Shares whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Prior Registrable Shares which would be held by such holders, assuming conversion of any capital stock and exercise of the Warrants, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Prior Registrable Shares which may be included in the registration on behalf of such holders have been so allocated;

          (ii) second, to the Company with respect to shares of CBC Common Stock being sold for the account of the Company, and, subject to the second paragraph of Section 1.2(d), among the holders of Other Subsequent Registrable Shares requesting inclusion of Other Subsequent Registrable Shares, as determined by the Company pursuant to such agreements as may exist between the Company and holders of Other Subsequent Registrable Shares.

     In connection with the First 1998 Requested Registration, (i) the Company agrees to use reasonable efforts (which shall not require the Company to grant any consideration) to request that the holders of Other Prior Registrable Shares requesting to be included in any registration pursuant to Section 1.2(a) hereof permit the Registrable Securities requested by Apollo to have priority to be included in any such registration in which all Registrable Securities and Other Shares requested to be included cannot be so included and (ii) the Koll Shareholders agree that Apollo shall have priority over the Koll Shareholders other than Apollo with respect to the number of Registrable Securities that may be included in such registration.

     (b) Company Registrations.  In the event of a Company registration pursuant
         ---------------------
to Section 1.3 hereof or a Company-initiated registration pursuant to a request by holders of Other Subsequent Registrable Shares pursuant to agreements that may exist between the Company and holders of Other Subsequent Registrable Shares, in which all of the Registrable Securities and Other Shares requested to be included in a registration on behalf of the Holders and other selling shareholders cannot be so included as a result of market limitations, as advised by the underwriter or otherwise pursuant to this Agreement or, with respect to Other Shares, other agreements between the Company and Other Shareholders, the number of securities that are entitled to be included in the registration shall first be allocated to the Company for securities being sold for its own account, and thereafter the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and selling shareholders requesting inclusion of shares, pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and selling shareholders, assuming conversion and exercise of the Warrants; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling shareholders, assuming conversion and exercise of the Warrants, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling shareholders have been so allocated.

       1.11  Delay of Registration.  No Holder shall have any right to take any
             ---------------------
action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

       1.12  Termination of Registration Rights.
             ----------------------------------

     (a) Subject to Section 1.12(b) with respect to Apollo, the right of any 1998 Koll Shareholder, 1999 Koll Shareholder and 2000-2002 Koll Shareholder to request registration pursuant to Section 1.2(a) shall terminate as to any such holder on the earlier of (i) the end of the 1998, 1999 and 2000-2002 Registration Period, respectively or (ii) on the date on which such Holder holds less than two percent (2%) of the Company's outstanding stock and all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 during any 90-day period.

     (b) Notwithstanding any provision in this Agreement to the contrary, the rights of Apollo and any subsequent Holder of Apollo's Registrable Securities pursuant to Section 1.2(a) hereof shall terminate on the "Apollo Termination Date". The "Apollo Termination Date" shall mean the earliest to occur of the following: (i) the date when all shares of Registrable Securities held by Apollo may immediately be sold under Rule 144 during any 90-day period or (ii) the first anniversary of the Effective Time (as defined in the Merger Agreement), provided the Company is not then in violation of Section 3 of the Affiliates Agreement dated as of May 14, 1997 between the Company, KRES and Apollo (relating to the filing of reports required to be filed by the Company referred to in paragraph (c)(1) of Rule 144) or (iii) the second anniversary of the Effective Time (as defined in the Merger Agreement). As of the Apollo Termination Date, notwithstanding any provision to the contrary contained herein, Apollo shall not be deemed to be a 1998 Koll Shareholder, a 1999 Koll Shareholder or a 2000-2002 Koll Shareholder for purposes of Section 1.2(a) hereof and shall not have the right to request registration or inclusion in any registration pursuant to
Section 1.2(a). The right of Apollo to request registration pursuant to Section 1.2(b) shall terminate on the earliest to occur of the following: (i) the time within which Apollo is required to deliver a Supplemental Demand Notice and the Company has not received such notice pursuant to Section 1.2(b) or (ii) the end of the 1998 Registration Period or (iii) the Apollo Termination Date.

     (c) The right of any Holder to request inclusion in any registration pursuant to Section 1.3 shall terminate on the earlier to occur of the following: (i) the date on which such Holder holds less than two percent (2%) of the Company's outstanding stock and all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 during any 90-day period or (ii) six years after the date of this Agreement, unless such request is only with respect to shares of CBC Common Stock issued pursuant to exercise of the Warrants, in which case such six-year period shall be extended for an additional consecutive two years.

     (d) Notwithstanding any other provision hereof, the obligations of the parties hereto shall terminate upon termination of the Merger Agreement for any reason.

                                   SECTION 2

                                 Miscellaneous
                                 -------------

          2.1  Obligations of the Holders.  Upon the receipt by a Holder of any
               --------------------------
notice from the Company of (i) the existence of any fact or the happening of any event as a result of which the prospectus included in a registration statement filed pursuant to Section 1, as such registration statement is then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, (ii) the issuance by the Commission of any stop order or injunction suspending or enjoining the use or the effectiveness of such registration statement or the initiation of any proceedings for that purpose, or the taking of any similar action by the securities regulators of any state or other jurisdiction, or (iii) the request by the Commission or any other federal or state governmental agency for amendments or supplements to such registration statement or related prospectus or for additional information related thereto, such Holder shall forthwith discontinue disposition of such Holder's Registrable Securities covered by such registration or prospectus (other than in transactions exempt from the registration requirements under the Securities Act) until such Holder's receipt of the supplemented or amended prospectus or until such Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed.

       2.2  Governing law.  This Agreement shall be governed in all respects by
            -------------
the laws of the State of Delaware, as if entered into by and between Delaware residents exclusively for performance entirely within Delaware.

       2.3  Successors and Assigns.  Except as otherwise expressly provided
            ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

       2.4  Entire Agreement; Amendment; Waiver.
            -----------------------------------

       (a) Except as otherwise provided herein or in the Merger Agreement, this Agreement contains the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.

       (b) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

       2.5  Notices, etc.  All notices and other communications required or
            ------------
permitted hereunder shall be in writing and shall be sent by facsimile transmission, mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Koll Shareholder or holder, as indicated on the signature page hereof, or at such other address as such Koll Shareholder or Holder shall have furnished to the Company in writing, or (b) if to the Company, at 533 South Fremont Avenue, Los Angeles, CA 90071, Attention: Walter V. Stafford, with a copy to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if sent by facsimile transmission, upon confirmation of receipt, (ii) if mailed, five (5) days after mailing, and
(iii) if delivered, upon delivery .

       2.6  Delays or Omissions.  No delay or omission to exercise any right,
            -------------------
power or remedy accruing to any party hereunder, upon any breach or default of another party hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

       2.7  Severability.  If one or more provisions of this Agreement are held
            ------------
to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

       2.8  Information Confidential.  Each Holder acknowledges that the
            ------------------------
information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

       2.9  Titles and Subtitles.  The titles of the paragraphs and
            --------------------
subparagraphs of this

Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

       2.10  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.


CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.



By:
   -------------------------------------------
   Name:
   Title:


FS EQUITY PARTNERS III, L.P.

     By: FS Capital Partners, L.P.
     Its: General Partner

          By: FS Holdings, Inc.
          Its: General Partner


               By:
                  ----------------------------------
                  Name:
                  Title:


Address for Notice:

Freeman Spogli & Co. Incorporated
11100 Santa Monica Blvd.
Los Angeles, CA 90025
Telephone Number: (310) 444-1822
Facsimile Number: (310) 444-1870

FS EQUITY PARTNERS INTERNATIONAL, L.P.

     By: FS&Co. International, L.P.
     Its: General Partner

          By:  FS International Holdings Limited
          Its:  General Partner



               By:
                  -------------------------------
                  Name:
                  Title:

Address for Notice:

Freeman Spogli & Co. Incorporated
11100 Santa Monica Blvd.
Los Angeles, CA 90025
Telephone Number: (310) 444-1822
Facsimile Number: (310) 444-1870


AP KMS PARTNERS, L.P.

     By: APGP KMS Partners, L.P.
     Its: General Partner

          By:  AP KMS Acquisition Corporation
          Its:  General Partner



               By:
                  -----------------------------
                  Name:
                  Title:


Address for Notice:

Apollo Real Estate Advisors, L.P.
1301 Avenue of the Americas, 38th Floor
New York, NY 10019
Telephone Number: (212) 261-4000
Facsimile Number: (212) 261-4060

AP KMS II, LLC

     By: Apollo Real Estate Investment Fund II, L.P.
     Its: Member

          By: Apollo Real Estate Advisors II, L.P.
          Its: General Partner

               By: Apollo Real Estate Capital Advisors II, Inc.
               Its: General Partner



               By:
                  -----------------------------------------
                  Name:
                  Title:


Address for Notice:

Apollo Real Estate Advisors, L.P.
1301 Avenue of the Americas, 38th Floor
New York, NY 10019
Telephone Number: (212) 261-4000
Facsimile Number: (212) 261-4060


RAYMOND E. WIRTA


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Raymond E. Wirta, an individual


Address for Notice:
Raymond E. Wirta
49 Emerald Bay
Laguna Beach, CA 92651
Telephone Number: (714) 497-9115
Facsimile Number: (714) 497-7415

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

KOLL HOLDING COMPANY



By:
   ----------------------------------
   Name:
   Title:


Address for Notice:

Koll Holding Company
4343 Von Karman Avenue
Newport Beach, CA 92660
Telephone Number: (714) 833-3030
Facsimile Number: (714) 250-4344


WILLIAM S. ROTHE, JR.



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William S. Rothe, Jr., an individual


Address for Notice:

William S. Rothe, Jr.
1633 Santiago Drive
Newport Beach, CA 92663
Telephone Number: (714) 631-4810
Facsimile Number: (714) 631-4810

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